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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 LUMINENT, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

                DELAWARE                                95-4798130
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

20550 NORDHOFF ST., CHATSWORTH, CALIFORNIA                91311
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 (Address of principal executive offices)              (Zip Code)

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-42238

Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class                   Name of each exchange on which
     to be so registered                   each class is to be registered

     NONE.


Securities to be registered pursuant to Section 12(g) of the Act:

COMMON STOCK $0.001 PAR VALUE PER SHARE

 (Title of class)


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                                     FORM 8A

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         Incorporated by reference to the sections entitled "Description of Capital Stock" in that portion of the Prospectus contained in Registrant's Registration Statement on Form S-1 (file no. 333-42238) filed with the Securities and Commission on July 26, 2000, as amended (the "Registration Statement") (including any prospectus filed by the Registrant pursuant to rule 424(b) promulgated under the Securities Act of 1933, as amended).

ITEM 2. EXHIBITS.

II.
         3.1      Amended and Restated Certificate of Incorporation. (1)
         3.2      Amended and Restated Bylaws. (1)
         4.1      Form of Common Stock Certificate. (1)


(1) These documents are incorporated by reference in the Company's Registration Statement on Form S-1 (file no. 333-42238) filed with the Securities and Exchange Commission, as amended.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


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Date:  August 28,2000
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Luminent, Inc.


By:  /s/ WILLIAM R. SPIVEY
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     William R. Spivey
     President and Chief Executive Officer